Exhibit 99.1

KaloBios Receives $5.5M in New Financing From Existing Investors

BRISBANE, Calif. – March 23, 2017 – KaloBios Pharmaceuticals, Inc. (OTC: KBIO), a biopharmaceutical company focused on advancing medicines for patients with neglected and rare diseases, today announced that it has received additional proceeds of approximately $5.5 million from existing investors through an amendment to its term loan facility. Aside from the increase in the amount extended, the term loan facility remains unchanged.

The amendment brings the total principal amount of the loan from the lenders to $9.2 million. The proceeds will provide additional working capital to the company and support the ongoing development of benznidazole for potential U.S. approval to treat Chagas disease, a neglected tropical disease, and lenzilumab for chronic myelomonocytic leukemia (CMML), a rare pediatric disease, as well as current partnering efforts with ifabotuzumab.

“We appreciate the continued support of our key investors as we remain on track in our development of benznidazole and lenzilumab,” said Cameron Durrant, MD, KaloBios chairman and CEO. “We will continue to execute on our strategic priorities to generate value for all of our stakeholders.”

About KaloBios Pharmaceuticals, Inc.

KaloBios Pharmaceuticals, Inc. (OTC: KBIO) is an emerging biopharmaceutical company focused on advancing medicines for patients with neglected and rare diseases through innovative and responsible business models. Lead compounds in the KaloBios portfolio are benznidazole for the potential treatment of Chagas disease in the U.S., and the proprietary monoclonal antibodies, lenzilumab and ifabotuzumab (formerly KB004), for the potential treatment of various solid and hematologic cancers such as CMML and potentially juvenile myelomonocytic leukemia, or JMML. For more information, visit www.kalobios.com.

Forward-Looking Statements

This release contains forward-looking statements that are intended to be subject to protection afforded by the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual events or results may differ materially from those contained in the forward-looking statements. Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals,"  "accelerate," "continue," and similar expressions identify forward-looking statements, including, without limitation, statements related to expectations regarding benznidazole and lenzilumab and the Company's efforts to pursue partnering opportunities for ifabotuzumab. Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, our lack of profitability and the need for additional capital to operate our business as a going concern; the uncertainties inherent in the development and launch of any new pharmaceutical product; our ability to successfully and timely complete clinical trials for our drug candidates in clinical development; our ability to obtain the necessary U.S. and international regulatory approvals for our drug candidates and to qualify for or benefit from various regulatory incentives; the scope and validity of intellectual property and other competitive protection for our drug candidates; our ability to identify, in-license and acquire additional product candidates or to form partnerships for the sale, licensing, collaborative development or marketing of our existing product candidates; our ability to maintain or engage third-party manufacturers to manufacture, supply, store and distribute supplies of our drug candidates for our clinical trials; the success of any product; and the various risks and uncertainties described in the "Risk Factors" and elsewhere in the Company's periodic and other filings with the Securities and Exchange Commission.

1000 Marina Blvd, Suite 250    |    Brisbane, CA 94005    |    Phone 650.243.3100    |    Fax 650.243.3260    |    www.KaloBios.com

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not place undue reliance on any forward-looking statements, which speak only as of the date of this release. We undertake no obligation to revise or update any forward-looking statements made in this press release to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law.

###

CONTACT:

Investors:
Mike Cole
O: 949-259-4988
C: 949-444-1341
mike.cole@mzgroup.us

Media:
Lisa Guiterman
O: 301-217-9353
C: 202-330-3431
media@kalobios.com

1000 Marina Blvd, Suite 250    |    Brisbane, CA 94005    |    Phone 650.243.3100    |    Fax 650.243.3260    |    www.KaloBios.com